SEMIANNUAL REPORT                BRINSON SELECT MONEY MARKET FUND

December 17, 2001

Dear Shareholder,

We present you with the semiannual report for the Brinson Select Money Market Fund for the six months ended October 31, 2001.


MARKET REVIEW



--------------------------------------------------------------------------------

        BRINSON SELECT MONEY MARKET FUND


        INVESTMENT GOAL:
        Maximum current income consistent with liquidity and capital preservation


        PORTFOLIO MANAGERS:
        Michael Markowitz
        Robert Sabatino
        Brinson Advisors, Inc.


        COMMENCEMENT:
        August 10, 1998


        DIVIDEND PAYMENTS:
        Monthly

[GRAPHIC OMITTED]



The six months ended October 31, 2001 was a particularly challenging period for the U.S. economy. Throughout the summer, businesses continued a dismal run of lowered spending, reduced profits and falling stock prices. The terrorist attacks of September 11 and the ensuing uncertainty connected to involvement of U.S. troops overseas, exacerbated pre-existing turbulent economic conditions. Consumer confidence, which had remained strong through the summer, fell as layoffs increased and business spending shriveled. Before September, some economists were hoping the economy would avoid a recession by the slimmest of margins. In fact, the real gross domestic product (GDP) grew only an anemic 0.3% during the second quarter. At the end of the fiscal period, the question was not whether we would avoid a recession, but how long and how severe it would be.
           Preliminary GDP estimates show a decrease of 1.1% for the third quarter. Travel-related industries, particularly airlines and lodging, suffered a severe downturn in the third quarter as consumer spending virtually stopped cold. The Federal Reserve (the "Fed") continued its attempt to stimulate the economy, reducing the Fed Funds rate an unprecedented 11 times in 2001 (including two cuts following the end of the fiscal period) to 1.75%. This economic activity affected short-term money market instruments acutely, as short-term yields fell along with interest rates. This effect on yield is striking, considering that a year ago, short-term money market rates were at their highest in a decade. Toward the end of the period, stock markets rallied, perhaps signaling the bottom or near-bottom of the economic downturn.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

[GRAPHIC OMITTED]




Performance and Characteristics               10/31/01         4/30/01
----------------------------------------- ---------------- ---------------
       Current Seven-Day Average Yield(1) 2.74%            4.82%
       Effective Seven-Day Yield(1)       2.77%            4.92%
       Weighted Average Maturity          52 days          54 days
       Net Assets                         $5.794 billion   $3.386 billion
----------------------------------------- --------------   -------------

   (1) Yields will fluctuate.

BRINSON SELECT MONEY MARKET FUND                             SEMIANNUAL REPORT



          HOW THE FED INFLUENCES FIXED INCOME YIELDS
          The Federal Reserve (the "Fed") conducts the nation's monetary policy and regulates its member banks in order to achieve a flexible and stable economy. The Fed focuses its efforts on managing economic fluctuations, primarily by influencing interest rates. For example, the Fed reduces rates to increase borrowing and spending, and thereby stimulate economic growth and job opportunities. When the Fed perceives that wages and prices are rising too fast, it tries to slow down borrowing and spending by raising interest rates.

          In 2001, the Federal Reserve cut its Fed Funds rate an unprecedented 11 times. (The Fed Funds rate is the rate charged for short-term lending between banks.) How does this affect the yield on your fixed income investments?

          The shortest-term debt, typically Treasury bills and money market securities are usually affected proportionately. However, the timing of yield declines and increases may surprise you. Investment yields often decline in

          (continued on page 3)


HIGHLIGHTS

The Fund's seven-day average yield dropped significantly during the six months ended October 31, 2001. However, as short-term yields fell along with interest rates during the period, the Fund's yield was competitive with its peers. During the period, the yield curve (the difference in yield between short-term and long-term debt) widened significantly - short-term debt yields dropped in line with interest rates, while long-term yields did not decline as sharply. Interestingly, the very shortest-term debt - instruments that range from overnights to one-month notes - are offering yields in line with one-year notes. Thus, we continue to employ a barbell strategy, investing in the shortest and longest ends of the one-year range for maximum potential results. As always, we continue to strive for the highest quality in combination with optimum returns.

Sector Allocation*                         10/31/01                                             4/30/01
---------------------------------------------------------------------------------------------------------------
Commercial Paper                           53.0%       Commercial Paper                        46.5%
Short-Term Corporates                      10.2        Domestic Master Notes                   13.7
Domestic Master Notes                       8.6        Short-Term Corporates                   11.2
Time Deposits                               8.5        Certificates of Deposit                  9.4
U.S. Government Agency Obligations          7.6        Time Deposits                            6.5
Certificates of Deposit                     6.6        Funding Agreements                       4.4
Funding Agreements                          3.9        Repurchase Agreements                    3.8
Repurchase Agreements                       3.1        U.S. Government Agency Obligations       3.0
Liabilities in Excess of Other Assets      -1.5        Other Banking Obligations                1.1
                                                       Money Market Funds                       0.4
---------------------------------------------------------------------------------------------------------------
Total                                     100.0%                                              100.0%

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.



OUTLOOK
--------------------------------------------------------------------------------




[GRAPHIC OMITTED]



With little room left for the Fed to cut interest rates further, the economy will have to recover based on fundamentals. Business inventories have become leaner in recent months, and there is some optimism in the stock market - whose recovery typically precedes the economy's - that the worst is almost behind us. An economic stimulus package, tied up in Congress at the moment, may also help push the economy forward - if and when it is passed. It is expected that the final quarter of 2001 will produce negative economic growth, and most economists believe that the economy will start a modest turnaround during

SEMIANNUAL REPORT              BRINSON SELECT MONEY MARKET FUND

the first or second quarter of 2002. However, surprise developments, either overseas or on American soil, would have the potential to alter any economic recovery.

           We believe the Fed has perhaps one final reduction to make if the economy struggles more than anticipated. We believe that the yield curve, which has steepened during the past year's frenzy of interest rate cuts, may begin to flatten in early to mid-2002.

         (continued)
         anticipation of Fed actions, building expected increases or decreases of Fed Fund rates into the pricing of individual securities. Thus, individual short-term investments with a maturity of 90 days or less typically beat the Fed to the punch, anticipating rate moves; however, the yields on money market funds will tend to lag behind changes in prevailing short-term interest rates. This means that a money market fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a money fund's income will generally tend to fall more slowly.

         Interest rate movements do not always have the same effect on longer-term fixed income investments, such as bonds. When the Fed cuts rates, it hopes to encourage increased spending and investment through a lower cost of borrowing. The market, however, determines other factors that can have a greater effect on long-term yields. For instance, short-term yields may fall with interest rates, but long-term yields on bonds may actually rise if the market believes inflation will increase in the future.


     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For additional information on the Brinson Funds,(2) please contact your financial advisor or visit us at www.brinsonadvisors.com.


Sincerely,

[GRAPHIC OMITTED]



BRIAN M. STORMS
President


[GRAPHIC OMITTED]



MICHAEL MARKOWITZ
Portfolio Manager
Brinson Select Money Market Fund


[GRAPHIC OMITTED]



ROBERT SABATINO
Portfolio Manager
Brinson Select Money Market Fund

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended October 31, 2001, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.




(2) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

BRINSON SELECT MONEY MARKET FUND

STATEMENT OF NET ASSETS      OCTOBER 31, 2001 (unaudited)

  PRINCIPAL
   AMOUNT
   (000)
-------------
U.S. GOVERNMENT AGENCY OBLIGATIONS-7.59%
$ 21,953             Federal Farm Credit Bank ..................
  92,500             Federal Home Loan Bank ....................
 100,000             Federal Home Loan Mortgage Corp. ..........
 150,000             Federal National Mortgage Association .....
  25,000             Federal National Mortgage Association .....
  50,000             Student Loan Marketing Association ........
Total U.S. Government Agency Obligations (cost - $439,812,405)  ..
CERTIFICATES OF DEPOSIT-6.66%
EURO-0.86%
  50,000             Halifax PLC ...............................
YANKEE-5.80%
  55,000             ABN AMRO Bank N.V. ........................
  60,000             Canadian Imperial Bank of Commerce ........
  35,000             Den Danske Bank ...........................
  50,000             Merita Bank PLC ...........................
  85,000             Rabobank Nederland ........................
  50,000             Svenska Handelsbanken .....................
Total Certificates of Deposit (cost - $385,712,238)  .............
COMMERCIAL PAPER@-53.01%
ASSET BACKED-BANKING-3.25%
  41,251             Atlantis One Funding Corp.** ..............
  29,300             Centric Capital Corp.** ...................
 118,432             Stellar Funding Group, Inc.** .............
ASSET BACKED-FINANCE-0.86%
  50,000             CC (USA), Inc.** ..........................
ASSET BACKED-MISCELLANEOUS-16.51%
  43,058             Enterprise Funding Corp.** ................
  98,480             Falcon Asset Securitization Corp.** .......
 120,000             Galaxy Funding, Inc.** ....................
 100,643             Giro Funding U.S. Corp.** .................
  81,255             Parthenon Receivables Funding LLC** .......
 190,000             Pennine Funding** .........................
 176,265             Preferred Receivables Funding Corp.** .....
 149,837             Triple A One Funding** ....................
AUTO & TRUCK-2.30%
 133,500             BMW U.S. Capital, Inc. ....................
BANKING-DOMESTIC-6.13%
  95,000             BCI Funding Corp. .........................
 100,000             Danske Corp. ..............................
 100,000             Fortis Funding LLC ........................

 PRINCIPAL
   AMOUNT
   (000)                                                              MATURITY DATES       INTEREST RATES        VALUE
------------                                                       ---------------------- ----------------- ---------------
U.S. GOVERNMENT AGENCY OBLIGATIONS-7.59%
$ 21,953                                                                 05/01/02          2.050%             $ 21,953,000
  92,500                                                           07/18/02 to 11/01/02   2.400 to 3.650        93,445,838
 100,000                                                                 12/20/01          2.210@               99,699,194
 150,000                                                           03/21/02 to 05/14/02    2.535 to 2.550*     149,989,442
  25,000                                                                 11/01/02          2.510                25,000,000
  50,000                                                                 01/25/02          2.330@               49,724,931
                                                                                                              ------------
Total U.S. Government Agency Obligations (cost - $439,812,405)  ..                                             439,812,405
                                                                                                              ------------
CERTIFICATES OF DEPOSIT-6.66%
EURO-0.86%
  50,000                                                                  3/11/02          3.440                50,037,153
                                                                                                              ------------
YANKEE-5.80%
  55,000                                                                 06/24/02          2.280                55,651,007
  60,000                                                           04/23/02 to 05/06/02   4.270 to 4.300        60,001,238
  35,000                                                                 03/19/02          4.690                34,998,719
  50,000                                                                 05/10/02          4.130                50,007,482
  85,000                                                           01/14/02 to 03/11/02   4.780 to 5.225        85,006,044
  50,000                                                                 02/01/02          5.140                50,010,595
                                                                                                              ------------
                                                                                                               335,675,085
                                                                                                              ------------
Total Certificates of Deposit (cost - $385,712,238)  .............                                             385,712,238
                                                                                                              ------------
COMMERCIAL PAPER@-53.01%
ASSET BACKED-BANKING-3.25%
  41,251                                                                 04/12/02          2.230                40,837,046
  29,300                                                                 11/29/01          2.280                29,248,041
 118,432                                                           11/09/01 to 12/17/01   2.450 to 2.500       118,304,734
                                                                                                              ------------
                                                                                                               188,389,821
                                                                                                              ------------
ASSET BACKED-FINANCE-0.86%
  50,000                                                                 11/01/01          3.580                50,000,000
                                                                                                              ------------
ASSET BACKED-MISCELLANEOUS-16.51%
  43,058                                                                 11/07/01          2.500                43,040,059
  98,480                                                           11/07/01 to 03/20/02   2.460 to 2.500        98,003,047
 120,000                                                           12/14/01 to 01/17/02   2.260 to 2.280       119,523,661
 100,643                                                                 01/08/02          2.400               100,186,752
  81,255                                                           12/04/01 to 12/27/01   3.420 to 3.550        80,937,969
 190,000                                                           11/13/01 to 01/15/02   3.400 to 3.650       189,273,125
 176,265                                                           11/28/01 to 01/22/02   2.280 to 2.350       175,743,501
 149,837                                                           11/07/01 to 11/09/01   2.510 to 2.540       149,759,607
                                                                                                              ------------
                                                                                                               956,467,721
                                                                                                              ------------
AUTO & TRUCK-2.30%
 133,500                                                                 11/05/01          2.520               133,462,620
                                                                                                              ------------
BANKING-DOMESTIC-6.13%
  95,000                                                           11/13/01 to 12/21/01   2.170 to 2.400        94,824,369
 100,000                                                           12/28/01 to 03/11/02   3.260 to 3.530        99,131,930
 100,000                                                                 11/08/01          2.490                99,951,583

BRINSON SELECT MONEY MARKET FUND


 PRINCIPAL
   AMOUNT
    (000)
------------
COMMERCIAL PAPER@-(CONCLUDED)
BANKING-DOMESTIC-(CONCLUDED)
$ 25,000                            Nordea North America, Inc. ..............
  36,500                            Stadshypotek Delaware, Inc. .............
BANKING-FOREIGN-1.46%
  85,000                            Alliance & Leicester PLC ................
BROKER-DEALER-1.30%
  75,000                            Salomon Smith Barney Holdings, Inc. .....
BUSINESS SERVICES-1.97%
 114,230                            First Data Corp. ........................
CHEMICALS-2.24%
 130,000                            Dow Chemical Co. ........................
DRUGS, HEALTH CARE-1.47%
  85,000                            Bayer Corp.** ...........................
ENERGY-3.45%
 200,000                            Koch Industries, Inc.** .................
FINANCE-CONDUIT-0.86%
  50,000                            Svenska Handelsbanken, Inc. .............
FINANCE-CONSUMER-0.73%
  42,000                            USA Education, Inc.** ...................
FOOD, BEVERAGE & TOBACCO-5.70%
 234,600                            Diageo Capital PLC ......................
  95,700                            Philip Morris Cos., Inc. ................
INSURANCE-0.86%
  50,000                            Marsh & McLennan Cos., Inc.** ...........
MANUFACTURING-DIVERSIFIED - 0.51%
  30,000                            United Technologies Corp. ...............
PRINTING & PUBLISHING-0.49%
  28,200                            Tribune Co.** ...........................
TELECOMMUNICATIONS-2.92%
 120,675                            Verizon Global Funding, Inc. ............
  50,000                            Verizon Network Funding Co. .............
Total Commercial Paper (cost - $3,070,934,266)
DOMESTIC MASTER NOTES-8.63%
BROKER-DEALER-8.63%
 100,000                            Bank of America N.A. ....................
 150,000                            Bear Stearns Cos., Inc. .................
 100,000                            J.P. Morgan Securities, Inc. ............
 150,000                            Morgan Stanley Dean Witter & Co. ........
Total Domestic Master Notes (cost - $500,000,000)





 PRINCIPAL
   AMOUNT
    (000)                               MATURITY DATES       INTEREST RATES        VALUE
=================================== ====================== ================= =================
COMMERCIAL PAPER@-(CONCLUDED)
BANKING-DOMESTIC-(CONCLUDED)
$ 25,000                                  01/10/02          2.330%            $    24,886,736
  36,500                                  01/22/02          2.120                  36,323,746
                                                                              ---------------
                                                                                  355,118,364
                                                                              ---------------
BANKING-FOREIGN-1.46%
  85,000                            11/08/01 to 04/16/02    2.260 to 3.830         84,452,879
                                                                              ---------------
BROKER-DEALER-1.30%
  75,000                                  11/02/01          2.500                  74,994,792
                                                                              ---------------
BUSINESS SERVICES-1.97%
 114,230                                  11/06/01          2.500                 114,190,337
                                                                              ---------------
CHEMICALS-2.24%
 130,000                                  11/02/01          2.550                 129,990,792
                                                                              ---------------
DRUGS, HEALTH CARE-1.47%
  85,000                                  11/01/01          2.620                  85,000,000
                                                                              ---------------
ENERGY-3.45%
 200,000                                  11/01/01          2.630                 200,000,000
                                                                              ---------------
FINANCE-CONDUIT-0.86%
  50,000                                  11/23/01          3.850                  49,882,361
                                                                              ---------------
FINANCE-CONSUMER-0.73%
  42,000                                  11/06/01          2.450                  41,985,708
                                                                              ---------------
FOOD, BEVERAGE & TOBACCO-5.70%
 234,600                            11/01/01 to 11/14/01   2.610 to 2.730         234,565,890
  95,700                                  11/01/01          2.620                  95,700,000
                                                                              ---------------
                                                                                  330,265,890
                                                                              ---------------
INSURANCE-0.86%
  50,000                                  01/09/02          2.280                  49,781,500
                                                                              ---------------
MANUFACTURING-DIVERSIFIED - 0.51%
  30,000                                  03/22/02          2.230                  29,737,975
                                                                              ---------------
PRINTING & PUBLISHING-0.49%
  28,200                                  11/08/01          2.450                  28,186,566
                                                                              ---------------
TELECOMMUNICATIONS-2.92%
 120,675                            03/28/02 to 04/09/02   2.274 to 2.470         119,460,884
  50,000                                  03/27/02          2.140                  49,566,056
                                                                              ---------------
                                                                                  169,026,940
                                                                              ---------------
Total Commercial Paper (cost - $3,070,934,266)                                  3,070,934,266
                                                                              ---------------
DOMESTIC MASTER NOTES-8.63%
BROKER-DEALER-8.63%
 100,000                                  11/01/01          2.825*                100,000,000
 150,000                                  11/01/01          2.825*                150,000,000
 100,000                                  11/01/01          2.579*                100,000,000
 150,000                                  11/01/01          2.675*                150,000,000
                                                                              ---------------
Total Domestic Master Notes (cost - $500,000,000)                                 500,000,000
                                                                              ---------------
                                       5


BRINSON SELECT MONEY MARKET FUND


 PRINCIPAL
   AMOUNT
    (000)
-------------
FUNDING AGREEMENTS+-3.88%
$ 50,000                                                         General Electric Capital Assurance Co. ..........................
  50,000                                                         New York Life Insurance Co. .....................................
  75,000                                                         Security Life Denver ............................................
  50,000                                                         Travelers Insurance Co. .........................................
Total Funding Agreements (cost - $225,000,000)  ................
SHORT-TERM CORPORATE OBLIGATIONS-10.17%
ASSET BACKED-FINANCE-5.35%
 125,000                                                         Beta Finance, Inc.** ............................................
  50,000                                                         Beta Finance, Inc.** ............................................
  85,000                                                         CC (USA), Inc.** ................................................
  50,000                                                         CC (USA), Inc.** ................................................
AUTO & TRUCK-0.61%
  35,000                                                         PACCAR Financial Corp. ..........................................
BANKING-DOMESTIC-0.88%
  50,000                                                         Wells Fargo & Co. ...............................................
BROKER-DEALER-0.60%
  35,000                                                         Merrill Lynch & Co., Inc. .......................................
DRUGS, HEALTH CARE-0.43%
  25,000                                                         Eli Lilly & Co.** ...............................................
FINANCE-CONSUMER-0.86%
  50,000                                                         Household Finance Corp. .........................................
FINANCE-INDEPENDENT-1.21%
  50,000                                                         National Rural Utilities Cooperative Finance Corp. ..............
  20,000                                                         National Rural Utilities Cooperative Finance Corp. ..............
MACHINERY-0.23%
  13,000                                                         Caterpillar Financial Services ..................................
Total Short-Term Corporate Obligations (cost - $589,208,269)  ..
REPURCHASE AGREEMENTS-3.09%
 100,000                                                         Repurchase Agreement dated 10/31/01 with Deutsche Banc Alex
                                                                 Brown, Inc., collateralized by $98,231,878 various Corporate
                                                                 Bonds, 8.375% to 13.500% due 08/14/03 to 11/01/27 and
                                                                 $3,907,371 Corporate Notes, 3.970% due 02/11/02;
                                                                 (value - $102,914,809); proceeds: $100,007,569 ..................
  79,000                                                         Repurchase Agreements dated 10/31/01 with Goldman Sachs
                                                                 Group, Inc., collateralized by $241,842,353 various Corporate
                                                                 Bonds, 6.250% to 14.500% due 05/15/04 to 04/15/10 and
                                                                 $1,000 U.S. Treasury Bills, 1.985% due 02/21/02;
                                                                 (value - $81,333,557); proceeds: $79,006,084 ....................
Total Repurchase Agreements (cost - $179,000,000)  .............



 PRINCIPAL
  AMOUNT
   (000)                                                              MATURITY DATES       INTEREST RATES         VALUE
================================================================ ====================== ================== =================
FUNDING AGREEMENTS+-3.88%
$ 50,000                                                               02/07/02           3.850%*           $    50,000,000
  50,000                                                               02/05/02           2.729*                 50,000,000
  75,000                                                               01/07/02           2.650                  75,000,000
  50,000                                                               12/31/01           2.700*                 50,000,000
                                                                                                            ---------------
Total Funding Agreements (cost - $225,000,000)  ................                                                225,000,000
                                                                                                            ---------------
SHORT-TERM CORPORATE OBLIGATIONS-10.17%
ASSET BACKED-FINANCE-5.35%
 125,000                                                         02/08/02 to 06/05/02   4.140 to 5.100          125,008,853
  50,000                                                               02/06/02           2.560*                 49,998,671
  85,000                                                         04/23/02 to 07/15/02   4.200 to 4.470           85,000,000
  50,000                                                               08/15/02           2.585*                 49,998,034
                                                                                                            ---------------
                                                                                                                310,005,558
                                                                                                            ---------------
AUTO & TRUCK-0.61%
  35,000                                                               01/28/02           2.310*                 35,001,750
                                                                                                            ---------------
BANKING-DOMESTIC-0.88%
  50,000                                                               09/03/02          3.640                   51,154,273
                                                                                                            ---------------
BROKER-DEALER-0.60%
  35,000                                                               06/05/02          4.210                   35,000,000
                                                                                                            ---------------
DRUGS, HEALTH CARE-0.43%
  25,000                                                               03/22/02          4.700                   25,000,000
                                                                                                            ---------------
FINANCE-CONSUMER-0.86%
  50,000                                                               03/12/02           3.570*                 50,040,707
                                                                                                            ---------------
FINANCE-INDEPENDENT-1.21%
  50,000                                                               02/05/02           3.620*                 50,000,000
  20,000                                                               02/05/02          5.100                   20,000,000
                                                                                                            ---------------
                                                                                                                 70,000,000
                                                                                                            ---------------
MACHINERY-0.23%
  13,000                                                               02/28/02           3.633*                 13,005,981
                                                                                                            ---------------
Total Short-Term Corporate Obligations (cost - $589,208,269)  ..                                                589,208,269
                                                                                                            ---------------
REPURCHASE AGREEMENTS-3.09%
 100,000
                                                                       11/01/01          2.725                  100,000,000
  79,000
                                                                       11/01/01         2.745 to 2.785           79,000,000
                                                                                                            ---------------
Total Repurchase Agreements (cost - $179,000,000)  .............                                                179,000,000
                                                                                                            ---------------
                                       6


BRINSON SELECT MONEY MARKET FUND


 PRINCIPAL
   AMOUNT
   (000)
-------------
TIME DEPOSITS-8.47%
$225,000                                                                 Dresdner Bank Ag ......................
 265,700                                                                 State Street Bank & Trust Co. .........
Total Time Deposits (cost - $490,700,000)  .............................
Total Investments (cost - $5,880,367,178 which approximates cost for federal income tax purposes) - 101.50%  .....................................................................
Liabilities in excess of other assets - (1.50)% ..............................................................
Net Assets (applicable to 5,793,556,841 Institutional shares outstanding equivalent to $1.00 per share) - 100.00% ....................................................................



PRINCIPAL
 AMOUNT
  (000)                                                                   MATURITY DATES   INTEREST RATES        VALUE
------------                                                             ---------------- ---------------- -------------------
Time Deposits-8.47%
$225,000                                                                    11/01/01       2.625%           $  225,000,000
 265,700                                                                    11/01/01       2.656               265,700,000
                                                                                                            --------------
Total Time Deposits (cost - $490,700,000)  .............................                                       490,700,000
                                                                                                            --------------
Total Investments (cost - $5,880,367,178 which approximates cost for
 federal income tax purposes) - 101.50%  .............................                                       5,880,367,178
Liabilities in excess of other assets - (1.50)% ......................                                         (86,765,210)
                                                                                                            --------------
Net Assets (applicable to 5,793,556,841 Institutional shares outstanding
 equivalent to $1.00 per share) - 100.00% ............................                                      $5,793,601,968
                                                                                                            ==============

------------
* Variable rate securities - maturity date reflects earlier of reset date or maturity date. The interest rates shown are current rates as of October 31, 2001 and reset periodically.

** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

+     Illiquid securities represent 3.88% of net assets.

@ Interest rates shown are the discount rates at date of purchase.



                      Weighted average maturity - 52 days




























                 See accompanying notes to financial statements

BRINSON SELECT MONEY MARKET FUND

STATEMENT OF OPERATIONS



                                                                  FOR THE SIX
                                                                  MONTHS ENDED
                                                                OCTOBER 31, 2001
                                                                  (UNAUDITED)
                                                               -------------------
INVESTMENT INCOME:
Interest .....................................................    $86,066,124
                                                                  -----------
EXPENSES:
Management Fee ...............................................      3,990,950
Trustees' fees ...............................................          5,250
                                                                  -----------
                                                                    3,996,200
Less: Fee waivers from advisor ...............................       (666,034)
                                                                  -----------
Net expenses .................................................      3,330,166
                                                                  -----------
Net investment income ........................................     82,735,958
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS ..............            943
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........    $82,736,901
                                                                  ===========


                 See accompanying notes to financial statements
8

BRINSON SELECT MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                                 FOR THE SIX
                                                                                MONTHS ENDED           FOR THE
                                                                              OCTOBER 31, 2001        YEAR ENDED
                                                                                 (UNAUDITED)        APRIL 30, 2001
                                                                             ------------------   -----------------
FROM OPERATIONS:
Net investment income ....................................................     $   82,735,958      $  146,131,650
Net realized gains from investment transactions ..........................                943              44,621
                                                                               --------------      --------------
Net increase in net assets resulting from operations .....................         82,736,901         146,176,271
                                                                               --------------      --------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income-Institutional shares ...............................        (82,735,958)       (146,131,650)
                                                                               --------------      --------------
NET INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS .........      2,407,831,497       1,094,903,241
                                                                               --------------      --------------
Net increase in net assets ...............................................      2,407,832,440       1,094,947,862
NET ASSETS:
Beginning of period ......................................................      3,385,769,528       2,290,821,666
                                                                               --------------      --------------
End of period ............................................................     $5,793,601,968      $3,385,769,528
                                                                               ==============      ==============



                 See accompanying notes to financial statements
                                                                               9

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Brinson Select Money Market Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified series of Brinson Money Series (the "Trust"), an open-end management investment company organized as a Delaware business trust on April 29, 1998. The Trust is a series mutual fund with five funds: the Fund, LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund, Brinson Liquid Assets Fund and Brinson Cash Reserves Fund. The financial statements for the LIR Premier Money Market Fund, LIR Premier Tax-Free Money Market Fund, Brinson Liquid Assets Fund and Brinson Cash Reserves Fund are not included herein.
     The Fund currently offers two classes of shares, Institutional shares and Financial Intermediary shares. Each class represents interests in the same assets of the Fund, and both classes have equal voting privileges, except that beneficial owners of Financial Intermediary shares receive certain services directly from financial intermediaries, bear certain service fees and, to the extent that matters pertaining to the Shareholder Services Plan or to the Financial Intermediary shares are submitted to shareholders for approval, only the holders of Financial Intermediary shares are entitled to vote thereon. At October 31, 2001, there are no Financial Intermediary shares outstanding.
     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Following is a summary of significant accounting policies:

  Valuation and Accounting for Investments and Investment Income-Investments are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees (the "Board") determines that this does not represent fair value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.
  Repurchase Agreements-The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
  Dividends and Distributions-Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.


CONCENTRATION OF RISK

     The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

INVESTMENT ADVISOR AND ADMINISTRATOR

     The Board has approved an Investment Advisory and Administration Contract ("Advisory Contract") under which Brinson Advisors, Inc. ("Brinson Advisors") serves as investment advisor and administrator of the Fund. Brinson Advisors is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the fund pays Brinson Advisors an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.18% of the Fund's average daily net assets. At October 31, 2001, the Fund owed Brinson Advisors $660,472 in management fees.
     Under the Advisory Contract, Brinson Advisors has agreed to pay all Fund expenses other than the management fees, the fees payable pursuant to the Shareholder Service Plan adopted by the Trust with respect to the Fund's Financial Intermediary shares, fees and expenses (including counsel fees) of those trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940, as amended) ("Independent Trustees"), interest, taxes and the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith and extraordinary expenses (such as costs of litigation to which the Trust or Fund is a party and of indemnifying officers and trustees of the Trust). Although Brinson Advisors is not obligated to pay the fees and expenses of the Independent Trustees, it is contractually obligated to reduce its management fee in an amount equal to those fees and expenses. Brinson Advisors has agreed to waive 3 basis points (0.03%) of the 18 basis points (0.18%) fee through January 31, 2002. At October 31, 2001, management fees were 15 basis points (0.15%).
     For the six months ended October 31, 2001, Brinson Advisors voluntarily waived $666,034 of its management fees.


OTHER LIABILITIES

     At October 31, 2001, dividends payable and payable for investments purchased were $11,639,736 and $96,950,500, respectively.


FEDERAL TAX STATUS

     The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to federal excise tax.


SHAREHOLDER SERVICES PLAN AND AGREEMENT

     Under a Shareholder Services Plan and Agreement with respect to its Financial Intermediary shares, the Fund has agreed to pay Brinson Advisors monthly fees at the annual rate of 0.25% of the average daily net assets of the Financial Intermediary shares held by financial intermediaries on behalf of their customers. Under Service Agreements with those financial intermediaries, Brinson Advisors pays an identical fee to the financial intermediaries for certain support services that they provide to the beneficial owners of the Financial Intermediary shares.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

BANK LINE OF CREDIT

     The Fund may participate with other funds managed, advised or sub-advised by Brinson Advisors in a $300 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sale or purchase of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Fund has agreed to pay a commitment fee, pro-rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended October 31, 2001, the Fund did not borrow under the Facility.


MONEY MARKET FUND INSURANCE BONDS

     The Fund obtained insurance bonds that provided limited coverage for certain loss events involving certain money market instruments held by the Fund. These loss events included non-payment of principal or interest or a bankruptcy or insolvency of the issuer or credit enhancement provider (if any). The insurance bonds provided for coverage up to $200 million for a number of funds with a deductible of 30 basis points (0.30%) of the total assets of the Fund for First Tier Securities, determined as of the close of business on the first business day prior to the loss event. In the event of a loss covered under the bonds, the Fund would have expected to retain the security in its portfolio, rather than having to sell it at its current market value, until the date of payment of the loss, which would generally be no later than the maturity of the security. While the bonds were intended to provide some protection against credit risk and to help the Fund maintain a constant price per share of $1.00, there was no guarantee that the bonds would have done so. Brinson Advisors pays the premium on behalf of the Fund. For the six months ended October 31, 2001, the Fund did not use these bonds.


SHARES OF BENEFICIAL INTEREST

     There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:


                                                       INSTITUTIONAL SHARES
                                             ------------------------------------------
                                                  FOR THE SIX            FOR THE
                                                 MONTHS ENDED          YEAR ENDED
                                               OCTOBER 31, 2001      APRIL 30, 2001
                                             -------------------- ---------------------
Shares sold ................................     37,490,294,351       42,090,080,233
Shares repurchased .........................    (35,152,726,261)     (41,113,511,610)
Dividends reinvested .......................         70,263,407          118,334,618
                                                ---------------      ---------------
Net increase in shares outstanding .........      2,407,831,497        1,094,903,241
                                                ===============      ===============

BRINSON SELECT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS


Selected data for a share of beneficial interest outstanding throughout each period is presented below:




                                                                INSTITUTIONAL SHARES
                                        --------------------------------------------------------------------
                                            FOR THE SIX         FOR THE YEARS ENDED         FOR THE PERIOD
                                           MONTHS ENDED              APRIL 30,             AUGUST 10, 1998+
                                         OCTOBER 31, 2001  -----------------------------          TO
                                            (UNAUDITED)         2001           2000         APRIL 30, 1999
                                        ------------------ -------------- -------------- -------------------
Net asset value, beginning of
 period ...............................     $  1.00          $    1.00      $    1.00         $  1.00
                                            -------          ---------      ---------         -------
Net investment income .................       0.019              0.062          0.054           0.037
Dividends from net investment
 income ...............................      (0.019)            (0.062)        (0.054)          (0.037)
                                            --------         ----------     ----------        ---------
Net asset value, end of period ........     $  1.00          $    1.00      $    1.00         $  1.00
                                            ========         ==========     ==========        =========
Total investment return (1) ...........        1.91  %            6.37%          5.54%           3.81  %
                                            ========         ==========     ==========        =========
Ratios/Supplemental Data:
Net assets, end of period (000's) .....   $5,793,602         $3,385,770     $2,290,822        $1,322,807
Expenses to average net assets
 net of waivers from advisor ..........         0.15%*             0.15%          0.14%             0.07%*
Expenses to average net assets
 before waivers from advisor ..........         0.18%*             0.18%          0.18%             0.18%*
Net investment income to average
 net assets net of waivers from
 advisor ..............................         3.73%*             6.11%          5.48%             5.06%*
Net investment income to average
 net assets before waivers from
 advisor ..............................         3.70%*             6.08%          5.44%            4.95%*



                                             FINANCIAL INTERMEDIARY SHARES(2)
                                        ------------------------------------------
                                            FOR THE PERIOD       FOR THE PERIOD
                                         NOVEMBER 4, 1999++   DECEMBER 29, 1998+
                                                  TO                   TO
                                            MARCH 6, 2000       FEBRUARY 9, 1999
                                        --------------------- --------------------
Net asset value, beginning of
 period ...............................       $ 1.00                $ 1.00
                                              ------                ------
Net investment income .................         0.018                 0.006
Dividends from net investment
 income ...............................         (0.018)               (0.006)
                                              --------              --------
Net asset value, end of period ........       $ 1.00                $ 1.00
                                              ========              ========
Total investment return (1) ...........          1.84  %               0.57  %
                                              ========              ========
Ratios/Supplemental Data:
Net assets, end of period (000's) .....       $      -              $      -
Expenses to average net assets
 net of waivers from advisor ..........           0.40%*                0.32%*
Expenses to average net assets
 before waivers from advisor ..........           0.43%*                0.43%*
Net investment income to average
 net assets net of waivers from
 advisor ..............................           5.11%*                4.81%*
Net investment income to average
 net assets before waivers from
 advisor ..............................           5.08%*                4.70%*

------------
+   Issuance of shares.
++  Reissuance of shares.
*     Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized.



(2) At March 6, 2000 and February 9, 1999, there were no longer any Financial Intermediary shares outstanding. Any further subscriptions of such shares would be at $1.00 per share.

                 (This page has been left blank intentionally.)

TRUSTEES


E. Garrett Bewkes, Jr.               George W. Gowen
Chairman
                                     William W. Hewitt, Jr.
Margo N. Alexander
                                     Morton L. Janklow
Richard Q. Armstrong
                                     Frederic V. Malek
David J. Beaubien
                                     Carl W. Schafer
Richard R. Burt

Meyer Feldberg                       William D. White


PRINCIPAL OFFICERS

Brian M. Storms                      Michael Markowitz
President                            Vice President

Amy R. Doberman                      Robert Sabatino
Vice President and Secretary         Vice President

Paul H. Schubert
Vice President and Treasurer

INVESTMENT ADVISOR, ADMINISTRATOR
AND PRINCIPAL UNDERWRITER

Brinson Advisors, Inc.
51 West 52nd Street
New York, New York 10019-6114


The financial information included herein is taken from the records of the Fund without examination by independent auditors who do not express an opinion thereon.


This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.



 BRINSON ADVISORS
 (Copyright) 2001 Brinson Advisors, Inc.
 All Rights Reserved

BRINSON SELECT
MONEY MARKET FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2001

SEMIANNUAL REPORT